Exhibit 99.1

 LISTED  CORR  NYSE  Investor PresentationApril 2016

 This presentation contains certain statements that may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included herein are "forward-looking statements." Although CorEnergy believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in CorEnergy’s reports that are filed with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Other than as required by law, CorEnergy does not assume a duty to update any forward-looking statement. In particular, any distribution paid in the future to our stockholders will depend on the actual performance of CorEnergy, its costs of leverage and other operating expenses and will be subject to the approval of CorEnergy’s Board of Directors and compliance with leverage covenants.  Disclaimer

CORR Provides Direct Access to Energy Infrastructure

UTILITY-LIKE CASH FLOW PROFILE

- Assets which are critical to tenant / customer operations
- Long-term leases with predictable base rents having inflationary protection
- Rents are classified as operating expense on tenant / customer's income statement
- Base and participating rents expected to deliver total returns of 8-10% on assets
- Long-term dividend growth of 3-5%, inclusive of acquisitions







REIT STRUCTURE SUITABILITY

- Allows energy companies to maintain control of operations while monetizing assets
- 1099 infrastructure access for institutional, tax exempt and non-US investors (no K-1, UBTI or ECI)
- REITs are not investment companies, but are eligible to be owned by investment companies

Investor Presentation | April 2016 CorEnergy Infrastructure Trust (NYSE: CORR) | 3

   CORR Assets Diversified Across Energy Value Chain  UPSTREAM MIDSTREAM DOWNSTREAM     SWD facilities    Portland Terminal    Pinedale LGS    Omega Pipeline    MoGas Pipeline    Grand Isle Gathering System

 Pinedale LGS Case Study  $228 million asset, acquired with Prudential as a co-investor150 miles of pipelines, 107 receipt points, 4 above-ground facilitiesCritical to operation of Ultra Petroleum’s Pinedale natural gas field15-year triple-net lease; rent $20 million per year + participating features       Pinedale Liquids Gathering System

 CORR’s LGS: From the Well Pads to the Market

 Common Criteria Favors our Assets and Contracts  "A termination of the Pinedale Lease Agreement would significantly disrupt our ability to produce oil and gas from Pinedale field which would have a material adverse effect on our business, financial condition, results of operations, and cash flows1….”  “…Any termination of our transportation agreement on REX would not have a material adverse effect on our ability to market our production.1”  (1) Ultra Petroleum 2015 Form 10-K

Grand Isle Gathering System Case Study

- ~$250 million critical midstream infrastructure in the Gulf of Mexico
- 153 miles of undersea pipeline and terminal with separation, SWD and storage facilities
- Essential system to transport crude oil and produced water for large proven reserves
- Triple net operating lease with Energy XXI – average annual minimum rent of ~$40 million




Grand Isle Terminal
Louisiana
Non-GIGS Pipeline
EXXI Platform
Third Party Platform

GIGS transports ~42% of EXXI's production[1]

(1) For EXXI fiscal year ended June 2014; source EXXI filings and presentations

Investor Presentation | April 2016 CorEnergy Infrastructure Trust (NYSE: CORR) | 8

   Energy XXI Ltd and substantially all of its subsidiaries filed for Chapter 11 on April 14, 2016Energy XXI Ltd is the guarantor of the Grand Isle Gathering System LeaseA bankruptcy or missed interest payment on certain debt by the guarantor would have caused a default of the GIGS LeaseCORR provided a conditional waiver of certain remedies of the defaultsEnergy XXI GIGS Services, the tenant of GIGS, did not file for bankruptcyAll obligations under the lease are currently not subject to the proceedingsEnergy XXI GIGS Services has been named, and approved in the interim, as a Critical Vendor to the indebted groupWe expect the tenant to remain compliant with the lease during, and following, bankruptcy  CORR Tenant Remains Outside Energy XXI Ltd Bankruptcy

 Payment Priority of Rent Confirms Utility-Like Risk Profile of CORR Revenue  (1) Ultra Petroleum 2015 Form 10-K(2) Excluding retirement obligations, gains, losses and impairments(3) Energy XXI Ltd 8-K Filing, April 14, 2016  EXXI has cash interest costs & dividends of $14/BOE which should largely be extinguished following restructuring  Includes CorEnergy Lease Payments  Our assessment of the criticality of our assets is being supported in a stressed environment

 CORR Enjoys High Capital Returns After Reinvestment  Analysis of assets’ useful life through in-house and third-party due diligencePinedale and GIGS have finite terminal valuePortland and MoGas have market terminal valueCORR capitalization rate is higher than most other REITs even after use of capital to reinvest over the lives of our assets1CORR revenues from tenants include capital replacement for assets with finite terminal value (Pinedale and GIGS)Reinvestments can include asset acquisitions or repayment of debtDistributions are based on CORR’s return on, not return of capital  (1) Wells Fargo Securities Market Research

Corporate Structure Alignment with Investors

Corporate Structure

CorEnergy — Management Agreement — CORRIDOR InfraTrust Management

Assets

Grand Isle Gathering System	Pinedale LGS
MoGas Pipeline	Portland Terminal
SWD Facilities	Omega Pipeline

Fees

- Base Fee
- Incentive Fee
- Administration Fee

CORR Expense Metrics vs. Peer Group[1]


FY15 G&A Expenses (dollars, millions)
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
CORR
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
G&A Expense/Gross Asset Value[2]

External Fee Structure

Management Fee

- Services provided:
  - Presents the Company with suitable acquisition opportunities, responsible for the day-to-day operations of the Company and performs such services and activities relating to the assets and operations of the Company as may be appropriate
- Base Fees paid:
  - Quarterly management fee equal to 0.25 percent (1.00 percent annualized) of the value of the Company's Managed Assets[3] as of the end of each quarter
- Incentive Fees paid:
  - Quarterly incentive fee of 10 percent of the increase in distributions earned over a threshold distribution equal to $0.625 per share per quarter. The Management Agreement also requires at least half of any incentive fees to be reinvested in the Company's common stock

Administrative Fee

- Services provided:
  - Performs (or oversees or arranges for the performance of) the administrative services necessary for our operation, including without limitation providing us with equipment, clerical, bookkeeping and record keeping services
- Fees paid:
  - 0.04 percent of our aggregate average daily Managed Assets, with a minimum annual fee of $30 thousand

(1) Peer group consists of REITs included in the RMZ index under $1BN market cap
(2) Gross Asset Value = Asset Value of Investment Properties + Accumulated Depreciation
(3) "Managed Assets" is defined as Total Assets of CORR minus the initial invested value of non-controlling interests, the value of any hedged derivative assets, any prepaid expenses, all of the accrued liabilities other than deferred taxes and debt entered into for the purposed of leverage

Investor Presentation | April 2016 CorEnergy Infrastructure Trust (NYSE: CORR) | 12

CorEnergy Shareholder Fiscal 2015 Financial Metrics

	Fiscal Year Ended December 31, 2015		
	Total	Per Share (Basic)	Per Share (Diluted)
Net Income (Attributable to Common Stockholders)	$8,471,083	$0.79	$0.79
NAREIT Funds from Operation (NAREIT FFO)	$25,176,275	$2.36	$2.35
Funds From Operation (FFO)	$25,793,873	$2.41	$2.40
Adjusted Funds From Operations (AFFO)[1]	$40,306,355	$3.77	$3.56

~1.5x coverage ratio of 4Q15 annualized AFFO per share of $4.58 to 2015 exit dividend of $3.00 allows for return of capital through debt repayment and reinvestment

(1) The provision for loan losses, net of taxes, includes the provision for loan loss of ~$13.8 million and income tax benefit of $1.3 million attributed to the Black Bison Loans

The Company provides non-GAAP performance measures utilized by REITs, including NAREIT Funds From Operations ("NAREIT FFO"), Funds from Operations ("FFO") and Adjusted Funds from Operations ("AFFO"). Due to legacy investments that we hold, we have historically presented a measure of FFO derived by further adjusting NAREIT FFO for distributions received from investment securities, income tax expense, net, and net distributions and dividend income. Management uses AFFO as a measure of long-term sustainable operational performance. See slide 16 for a reconciliation of NAREIT FFO, FFO and AFFO, as presented, to Net income attributable to CorEnergy common stockholders.

Investor Presentation | April 2016 CorEnergy Infrastructure Trust (NYSE: CORR) | 13

Asset Growth Drives Dividend Growth

- Contribution Margin represents our operating performance, pre-G&A
  - Net of commodity purchases and sales, and operating costs
- Contribution Margin in 2016 expected to be ~$84.5 million, excluding acquisitions
  - ~12% return on assets, before debt repayment and reinvestment
    - Achieving total return target of 8-10%
- Asset acquisitions have driven average dividend growth of 7% per year since 2013

Recurring and Sustained Performance

Total Assets



(Dollars in millions)
$284
$444
$678
2013
2014
2015

Contribution Margin[1]



(Dollars in millions)
4Q, ann.
$84.5
$64.9
$33.7
$25.4
2013
2014
2015

(1) Is a non-GAAP measure that equals Total Lease Revenue, Security Distributions, Financing Revenue and Operating Results. See the appendix and MD&A of Forms 10-K and 10-Q.

Dividends Per Share[2]



(Annualized, in dollars)
$3.00
$2.60
$2.50
2013
2014
2015

(2) Exit dividend for each fiscal period, annualized

Investor Presentation | April 2016 CorEnergy Infrastructure Trust (NYSE: CORR) | 14

Conservative Capitalization Structure

Capitalization

($ in millions)	December 31, 2015
Current Maturities on Long-term Debt	$66.1
Long-term Debt	$36.2
Line of Credit	$0.0
Convertible Debt, proceeds gross of fees	$115.0
Total Debt	**$217.4**
Preferred Stock	$56.3
Common Stock	$361.8
Total Equity	**$418.0**
Total Capitalization	**$635.4**
Total Debt/Total Capitalization	**34.2%**
Preferred/Total Equity	**13.5%**

Financing Ratios Remain Well Below Targets

Total Debt to Total Capitalization Ratio:
Adjusted ratio of ~34%, within our target range of 25-50%

Preferred to Total Equity Ratio:
Adjusted ratio of 13.5%, below our 33% target

- **Conservative capital structure limits risk of high fixed costs, such as interest and preferred dividend payments**
  - Ratio of Earnings to Fixed Charges: 2.3x
  - Ratio of Earnings to Fixed Charges and Preferred Dividends: 1.7x
- **CorEnergy refinanced the Pinedale Credit Facility in March 2016**
  - Remaining liquidity on revolver and in cash is over $60 million

Investor Presentation | April 2016 CorEnergy Infrastructure Trust (NYSE: CORR) | 15

CorEnergy Thesis for Dividend Stability  Investments in critical infrastructure assets, which tenant operations rely uponBase and participating rents are expected to deliver total returns of 8-10% on CORR investments in assetsCORR investor returns are after debt repayment and reinvestment$3.00 annualized dividend represents sustainable payout

 Appendix

 Non-GAAP Financial Measures:  FFO/AFFO Reconciliation

 Non-GAAP Financial Measures:  FFO/AFFO Reconciliation

 Non-GAAP Financial Measures:  Contribution Margin1

 Non-GAAP Financial Measures:  Contribution Margin1

 Non-GAAP Financial Measures:  Fixed-Charges Coverage

 For more information please visit our website at corenergy.corridortrust.comOr contact Investor Relations directly at: 877-699-CORRinfo@corridortrust.com